UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 12, 2023

Date of Report (Date of earliest event reported)

Bicycle Therapeutics plc

(Exact name of registrant as specified in its charter)

England and Wales	001-38916	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Blocks A & B, Portway Building, Granta Park Great Abington, Cambridge United Kingdom	CB21 6GS
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 1223 261503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.01 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing one ordinary share, nominal value £0.01 per share	BCYC	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On July 12, 2023, Bicycle Therapeutics plc (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Jefferies LLC and SVB Securities LLC (the “Representatives”), as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell 9,411,766 American Depositary Shares (“ADSs”), each representing one of the Company’s ordinary shares, nominal value £0.01 per share, and, in lieu of ADSs to investors that so choose, non-voting ordinary shares, nominal value £0.01 per share (“Non-Voting Ordinary Shares”), each at a public offering price of $21.25 per share (the “Offering”). The net proceeds to the Company from the Offering are expected to be approximately $187.3 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company also granted the Underwriters an option to purchase 1,411,764 additional ADSs at the public offering price.

The Offering is being made pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-272248), which became effective upon filing with the Securities and Exchange Commission (the “SEC”) on May 26, 2023, a base prospectus dated May 26, 2023 and the related prospectus supplement dated July 12, 2023. The Offering is expected to close on or about July 17, 2023, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. The Company’s directors and executive officers have agreed, subject to certain exceptions, not to sell or transfer any ordinary shares (including ADSs representing ordinary shares) for 60 days, and the Company has agreed not to sell or transfer any ordinary shares or non-voting ordinary shares (including ADSs representing ordinary shares) for 60 days, in each case, after July 12, 2023, without first obtaining the written consent of the Representatives.

For information on the Non-Voting Ordinary Shares, reference is made to the description of Non-Voting Ordinary Shares, which is filed as Exhibit 4.1 hereto and incorporated by reference herein.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

A copy of the opinion of Cooley (UK) LLP relating to the legality of the issuance and sale of ADSs and Non-Voting Ordinary Shares sold in the Offering is attached as Exhibit 5.1 hereto.

Item 2.02.	Results of Operations and Financial Condition.

The Company estimates that its cash and cash equivalents were approximately $340.4 million as of June 30, 2023. This amount is unaudited and preliminary and is subject to completion of financial closing procedures. As a result, this amount may differ materially from the amount that will be reflected in the Company’s financial statements as of and for the quarter ended June 30, 2023.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The Company cautions readers that statements contained in this report regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include the Company’s estimated cash and cash equivalents as of June 30, 2023. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to, potential changes in estimated cash and cash equivalents based on the completion of financial closing procedures and release of final second quarter 2023 results, and other risks described in the Company’s filings with the SEC. The Company cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 8.01	Other Events.

The Description of Non-Voting Ordinary Shares, attached hereto as Exhibit 4.1, is filed for the purpose of supplementing the description of the Company’s securities, filed as Exhibit 4.4 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 10, 2020. This description will be available for incorporation by reference into certain of the Company’s filings with the SEC under the Securities Act and the Exchange Act, including registration statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 12, 2023, by and among the Company, Goldman Sachs & Co. LLC, Jefferies LLC and SVB Securities LLC, as the Representatives of the several underwriters named therein.

4.1	Description of Non-Voting Ordinary Shares.

5.1	Opinion of Cooley (UK) LLP.

23.1	Consent of Cooley (UK) LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2023	Bicycle Therapeutics plc

	By:	/s/ Zafar Qadir
Name: Zafar Qadir
Title: General Counsel